Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Union Security Insurance Company Variable Account C
and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Union Security Insurance Company Variable Account C (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

Fidelity® VIP Government Money Market Portfolio (Service Class)
Hartford Balanced HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)
Hartford Small Cap Growth HLS Fund (Class IA)
Hartford Stock HLS Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)

We have also audited the accompanying statements of assets and liabilities BlackRock S&P 500 Index V.I. Fund (Class I) and Hartford MidCap HLS Fund (Class IA), and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund (Class I)	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period ended December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Hartford MidCap HLS Fund (Class IA)	December 31, 2021	Year ended December 31, 2021	One year in the period ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020	One year in the period ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Union Security Insurance Company Variable Account C as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

SA-1

Report of Independent Registered Public Accounting Firm
Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Union Security Insurance Company Variable Account C since 2002.

SA-2

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	6,831,934	1,476,198	556,448	41,770,130	1,590,380
Cost	$6,831,934	$35,913,655	$26,916,707	$644,269,190	$33,318,924
Fair value	$6,831,934	$52,360,752	$30,192,855	$870,907,206	$43,862,679
Due from Sponsor Company	24,599	4,293	1,398	—	—
Receivable for fund shares sold	—	—	—	8,506	588
Total assets	6,856,533	52,365,045	30,194,253	870,915,712	43,863,267

Liabilities:
Due to Sponsor Company	—	—	—	8,506	588
Payable for fund shares purchased	24,599	4,293	1,398	—	—
Total liabilities	24,599	4,293	1,398	8,506	588

Net assets:
For contract liabilities	$6,831,934	$52,360,752	$30,192,855	$870,907,206	$43,862,679

Deferred contracts in the accumulation period:
Units owned by participants #	705,799	795,736	406,781	9,519,628	1,032,596
Contract liability	$6,831,934	$52,360,752	$30,192,855	$870,907,206	$43,862,679

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-3

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,131,365	3,326,802	47,231	1,720,355	1,244,875
Cost	$33,199,367	$74,894,349	$3,167,491	$20,033,827	$12,553,355
Fair value	$44,545,530	$121,760,962	$5,380,112	$19,422,803	$12,448,747
Due from Sponsor Company	8,108	17,572	284	3,707	5,911
Receivable for fund shares sold	—	—	—	—	—
Total assets	44,553,638	121,778,534	5,380,396	19,426,510	12,454,658

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	8,108	17,572	284	3,707	5,911
Total liabilities	8,108	17,572	284	3,707	5,911

Net assets:
For contract liabilities	$44,545,530	$121,760,962	$5,380,112	$19,422,803	$12,448,747

Deferred contracts in the accumulation period:
Units owned by participants #	1,251,497	1,164,874	115,529	566,482	807,627
Contract liability	$44,545,530	$121,760,962	$5,380,112	$19,422,803	$12,448,747

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-4

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	3,310,279	1,230,295
Cost	$79,542,258	$44,486,691
Fair value	$106,756,501	$49,593,187
Due from Sponsor Company	—	7,755
Receivable for fund shares sold	3,779	—
Total assets	106,760,280	49,600,942

Liabilities:
Due to Sponsor Company	3,779	—
Payable for fund shares purchased	—	7,755
Total liabilities	3,779	7,755

Net assets:
For contract liabilities	$106,756,501	$49,593,187

Deferred contracts in the accumulation period:
Units owned by participants #	5,842,705	3,637,294
Contract liability	$106,756,501	$49,593,187

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-5

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$711	$506,954	$139,510	$4,668,698	$530,980

Expenses:
Administrative charges	(14,885)	(94,519)	(51,983)	(1,634,739)	(69,070)
Mortality and expense risk charges	(49,623)	(325,473)	(175,196)	(5,638,062)	(231,264)
Total Expenses	(64,508)	(419,992)	(227,179)	(7,272,801)	(300,334)
Net investment income (loss)	(63,797)	86,962	(87,669)	(2,604,103)	230,646

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	1,102,296	466,320	13,943,671	849,464
Net realized gain distributions	—	2,667,482	2,606,146	34,539,821	2,001,616
Change in unrealized appreciation (depreciation)	—	4,598,239	899,324	130,649,064	7,796,255
Net gain (loss) on investments	—	8,368,017	3,971,790	179,132,556	10,647,335

Net increase (decrease) in net assets resulting from operations	$(63,797)	$8,454,979	$3,884,121	$176,528,453	$10,877,981

The accompanying notes are an integral part of these financial statements.
SA-6

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$447,252	$—	$61,058	$471,971	$91,081

Expenses:
Administrative charges	(87,930)	(220,839)	(6,906)	(36,653)	(22,164)
Mortality and expense risk charges	(291,437)	(735,390)	(22,785)	(122,734)	(75,822)
Total Expenses	(379,367)	(956,229)	(29,691)	(159,387)	(97,986)
Net investment income (loss)	67,885	(956,229)	31,367	312,584	(6,905)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	816,686	4,196,851	421,407	908	(3,364)
Net realized gain distributions	—	9,935,147	190,089	481,855	—
Change in unrealized appreciation (depreciation)	2,022,908	(9,092,349)	499,792	(1,149,063)	(110,883)
Net gain (loss) on investments	2,839,594	5,039,649	1,111,288	(666,300)	(114,247)

Net increase (decrease) in net assets resulting from operations	$2,907,479	$4,083,420	$1,142,655	$(353,716)	$(121,152)

The accompanying notes are an integral part of these financial statements.
SA-7

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,280,055	$—

Expenses:
Administrative charges	(181,348)	(61,134)
Mortality and expense risk charges	(600,795)	(200,839)
Total Expenses	(782,143)	(261,973)
Net investment income (loss)	497,912	(261,973)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,899,101	1,046,832
Net realized gain distributions	7,179,017	7,979,165
Change in unrealized appreciation (depreciation)	14,182,506	(4,278,533)
Net gain (loss) on investments	23,260,624	4,747,464

Net increase (decrease) in net assets resulting from operations	$23,758,536	$4,485,491

The accompanying notes are an integral part of these financial statements.
SA-8

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(63,797)	$86,962	$(87,669)	$(2,604,103)	$230,646
Net realized gain (loss) on security transactions	—	1,102,296	466,320	13,943,671	849,464
Net realized gain distributions	—	2,667,482	2,606,146	34,539,821	2,001,616
Change in unrealized appreciation (depreciation)	—	4,598,239	899,324	130,649,064	7,796,255
Net increase (decrease) in net assets resulting from operations	(63,797)	8,454,979	3,884,121	176,528,453	10,877,981

Unit transactions:
Purchases	408,768	2,060,727	992,900	15,058,805	1,183,773
Net transfers	2,267,248	379,718	(725,431)	(2,532,162)	(106,767)
Surrenders for benefit payments and fees	(1,676,706)	(1,514,655)	(1,494,333)	(33,214,502)	(1,897,935)
Other transactions	218	—	25	371	(27)
Death benefits	(6,325)	(704,927)	(152,502)	(9,052,998)	(573,270)
Net loan activity	(73,941)	(93,322)	(207,798)	(2,120,047)	(152,741)
Cost of insurance	(300,581)	(2,619,914)	(1,144,909)	(23,830,929)	(1,657,455)
Net increase (decrease) in net assets resulting from unit transactions	618,681	(2,492,373)	(2,732,048)	(55,691,462)	(3,204,422)
Net increase (decrease) in net assets	554,884	5,962,606	1,152,073	120,836,991	7,673,559

Net assets:
Beginning of period	6,277,050	46,398,146	29,040,782	750,070,215	36,189,120
End of period	$6,831,934	$52,360,752	$30,192,855	$870,907,206	$43,862,679

The accompanying notes are an integral part of these financial statements.
SA-9

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$67,885	$(956,229)	$31,367	$312,584	$(6,905)
Net realized gain (loss) on security transactions	816,686	4,196,851	421,407	908	(3,364)
Net realized gain distributions	—	9,935,147	190,089	481,855	—
Change in unrealized appreciation (depreciation)	2,022,908	(9,092,349)	499,792	(1,149,063)	(110,883)
Net increase (decrease) in net assets resulting from operations	2,907,479	4,083,420	1,142,655	(353,716)	(121,152)

Unit transactions:
Purchases	1,602,968	3,030,668	157,635	953,748	1,183,547
Net transfers	1,344,805	1,132,534	(59,378)	550,817	298,851
Surrenders for benefit payments and fees	(1,845,154)	(4,946,103)	(531,546)	(769,496)	(723,025)
Other transactions	25	4	—	(26)	(78)
Death benefits	(320,167)	(1,085,415)	(111,582)	(325,920)	(29,631)
Net loan activity	(64,789)	(356,688)	(25,554)	17,884	101,844
Cost of insurance	(1,752,020)	(4,166,029)	(205,932)	(1,145,229)	(1,206,958)
Net increase (decrease) in net assets resulting from unit transactions	(1,034,332)	(6,391,029)	(776,357)	(718,222)	(375,450)
Net increase (decrease) in net assets	1,873,147	(2,307,609)	366,298	(1,071,938)	(496,602)

Net assets:
Beginning of period	42,672,383	124,068,571	5,013,814	20,494,741	12,945,349
End of period	$44,545,530	$121,760,962	$5,380,112	$19,422,803	$12,448,747

The accompanying notes are an integral part of these financial statements.
SA-10

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$497,912	$(261,973)
Net realized gain (loss) on security transactions	1,899,101	1,046,832
Net realized gain distributions	7,179,017	7,979,165
Change in unrealized appreciation (depreciation)	14,182,506	(4,278,533)
Net increase (decrease) in net assets resulting from operations	23,758,536	4,485,491

Unit transactions:
Purchases	2,747,077	1,451,183
Net transfers	(292,870)	(380,300)
Surrenders for benefit payments and fees	(4,072,889)	(2,464,516)
Other transactions	24	(67)
Death benefits	(1,032,449)	(281,703)
Net loan activity	(37,556)	(252,916)
Cost of insurance	(3,691,319)	(1,841,983)
Net increase (decrease) in net assets resulting from unit transactions	(6,379,982)	(3,770,302)
Net increase (decrease) in net assets	17,378,554	715,189

Net assets:
Beginning of period	89,377,947	48,877,998
End of period	$106,756,501	$49,593,187

The accompanying notes are an integral part of these financial statements.
SA-11

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(40,435)	$371,017	$51,542	$42,944	$479,685
Net realized gain (loss) on security transactions	—	1,039,281	(160,689)	2,047,492	(142,618)
Net realized gain distributions	—	2,247,235	1,907,860	4,211,716	417,065
Change in unrealized appreciation (depreciation)	—	783,345	3,330,278	85,453,405	2,928,933
Net increase (decrease) in net assets resulting from operations	(40,435)	4,440,878	5,128,991	91,755,557	3,683,065

Unit transactions:
Purchases	370,633	2,302,185	1,019,591	5,901,429	542,092
Net transfers	6,909,872	811,297	(929,142)	621,374,444	24,143,368
Surrenders for benefit payments and fees	(4,389,822)	(2,045,875)	(1,119,658)	(11,167,088)	(727,215)
Other transactions	(51)	(26)	—	(371,812)	(26,140)
Death benefits	—	(669,377)	(82,379)	(3,088,128)	(40,890)
Net loan activity	(103,813)	(76,990)	(77,694)	(573,717)	(63,659)
Cost of insurance	(272,862)	(2,823,090)	(1,207,589)	(8,770,337)	(723,688)
Net increase (decrease) in net assets resulting from unit transactions	2,513,957	(2,501,876)	(2,396,871)	603,304,791	23,103,868
Net increase (decrease) in net assets	2,473,522	1,939,002	2,732,120	695,060,348	26,786,933

Net assets:
Beginning of period	3,803,528	44,459,144	26,308,662	55,009,867	9,402,187
End of period	$6,277,050	$46,398,146	$29,040,782	$750,070,215	$36,189,120

The accompanying notes are an integral part of these financial statements.
SA-12

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$375,989	$(739,779)	$51,644	$385,229	$66,863
Net realized gain (loss) on security transactions	189,300	3,034,326	213,853	31,000	15,300
Net realized gain distributions	—	3,623,742	282,577	30,564	—
Change in unrealized appreciation (depreciation)	6,343,889	24,596,509	(91,217)	687,563	(69,739)
Net increase (decrease) in net assets resulting from operations	6,909,178	30,514,798	456,857	1,134,356	12,424

Unit transactions:
Purchases	1,700,080	3,164,722	181,392	757,327	783,392
Net transfers	455,777	(1,195,894)	124,362	7,830,826	8,283,754
Surrenders for benefit payments and fees	(1,505,706)	(4,613,757)	(161,021)	(1,109,444)	(374,216)
Other transactions	(53)	23	—	(2,033)	(10,399)
Death benefits	(276,066)	(595,039)	(30,008)	(99,262)	(87,033)
Net loan activity	4,021	(95,733)	3,796	7,349	4,430
Cost of insurance	(1,830,108)	(4,269,045)	(227,866)	(1,030,998)	(871,988)
Net increase (decrease) in net assets resulting from unit transactions	(1,452,055)	(7,604,723)	(109,345)	6,353,765	7,727,940
Net increase (decrease) in net assets	5,457,123	22,910,075	347,512	7,488,121	7,740,364

Net assets:
Beginning of period	37,215,260	101,158,496	4,666,302	13,006,620	5,204,985
End of period	$42,672,383	$124,068,571	$5,013,814	$20,494,741	$12,945,349

The accompanying notes are an integral part of these financial statements.
SA-13

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2020

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account (1)
Operations:
Net investment income (loss)	$801,940	$(44,108)
Net realized gain (loss) on security transactions	445,413	197,868
Net realized gain distributions	5,156,404	677,312
Change in unrealized appreciation (depreciation)	6,528,646	9,385,029
Net increase (decrease) in net assets resulting from operations	12,932,403	10,216,101

Unit transactions:
Purchases	2,762,346	407,430
Net transfers	2,773,384	39,684,867
Surrenders for benefit payments and fees	(2,705,966)	(813,766)
Other transactions	70	(19,324)
Death benefits	(1,796,852)	(36,371)
Net loan activity	(36,840)	(49,831)
Cost of insurance	(3,817,839)	(511,108)
Net increase (decrease) in net assets resulting from unit transactions	(2,821,697)	38,661,897
Net increase (decrease) in net assets	10,110,706	48,877,998

Net assets:
Beginning of period	79,267,241	—
End of period	$89,377,947	$48,877,998

(1) See Note 1 for disclosure of changes in Sub-Accounts.

The accompanying notes are an integral part of these financial statements.
SA-14

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
1. Organization:

Variable Account C (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

In 2021, the Account was comprised of the following Sub-Accounts:

Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Stock HLS Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
Hartford Dividend and Growth HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA) (available
Hartford International Opportunities HLS Fund (Class IA)	September 18, 2020)
Hartford Small Cap Growth HLS Fund (Class IA)

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2021.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract

SA-15

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):
owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.

h)    Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

SA-16

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):
Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.00% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying Statements of Operations as a reduction in unit value.

c)    Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum fee of 3.00% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Surrenders for benefit payments and fees’ on the accompanying Statements of Changes in Net Assets.

d)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a fee ranging from $5.00 per $1,000 of face amount to $11.50 plus $0.13 per $1,000 of face amount. The Sponsor Company will also make monthly deductions of $4.00 for policy value advances recovery charges. These charges are deducted through the redemption of units from applicable contract owners' accounts and are included in cost of insurance on the accompanying Statements of Changes in Net Assets. The Company will also make a daily deduction at an annual rate of 0.35% as a sales charge. These charges are a reduction in unit value which are reflected in the accompanying Statements of Operations.

e)    Maintenance Fees - The Sponsor Company may charge an asset based monthly expense against the Sub- Accounts’ average daily net assets. This charge cannot exceed 1.20% in each contract year. These fees are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets.

f)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying Statements of Operations or ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

SA-17

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):

Rider Name	Increment	$ or %
Policy Value Advances Recovery Charge	monthly deductions of $4.00 plus a daily deduction at an annual rate of 0.27% of the policy value invested	$4.00 plus 0.27%
Guaranteed Death Benefit	monthly, per $1,000 of face value	0.06%*
Single Life Waiver of Monthly Deductions	monthly, per $1,000 of amount at risk	$0.52670*
Joint Waiver of Monthly Deductions	monthly, per $1,000 of amount at risk	$1.05*
Single Life Waivers of Selected Amount	monthly, per $100 of selected amount	$2.0083*
Joint Waiver of Selected Amount	monthly, per $100 of selected amount	$3.53266*
Second-to-Die Term Life Rider	monthly, per $1,000 of benefit	$83.333*
First-to-Die Term Life Rider	monthly, per $1,000 of benefit	$83.3333*
Estate Protection Rider	monthly, per $1,000 of benefit	$83.3333*
Additional Insured Rider	monthly, per $1,000 of benefit	$27.1472*
Primary Insured Rider	monthly, per $1,000 of benefit	$326.09*
Child Insurance Rider	monthly, per $1,000 of benefit	$6.50*
Accelerated Benefit Rider	At the time of receipt of a benefit or when benefit is exercised. Charge is an interest discount of the accelerated benefit plus an administrative charge	10% interest discount plus $300.00*
* Maximum charge

g)    Issue Charges - The Sponsor Company may make deductions to cover issue expenses at a fee of $0.10 per $1,000 of the initial face value of the policy. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets.

h)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2021.

4.    Purchases and Sales Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Government Money Market Portfolio (Service Class)	$3,022,559	$2,468,386
Hartford Balanced HLS Fund (Class IA)	668,127	3,580,492
Hartford Capital Appreciation HLS Fund (Class IA)	571,402	3,530,629
Hartford Disciplined Equity HLS Fund (Class IA)	1,487,575	64,451,839
Hartford Dividend and Growth HLS Fund (Class IA)	804,869	4,309,626
Hartford International Opportunities HLS Fund (Class IA)	1,841,030	3,254,728
Hartford Small Cap Growth HLS Fund (Class IA)	2,024,118	9,371,376
Hartford Stock HLS Fund (Class IA)	323,631	1,129,679
Hartford Total Return Bond HLS Fund (Class IA)	1,067,504	1,945,113
Hartford Ultrashort Bond HLS Fund (Class IA)	1,042,303	1,515,738
BlackRock S&P 500 Index V.I. Fund (Class I)	959,740	8,121,865
Hartford MidCap HLS Fund (Class IA)	1,358,964	5,391,238

SA-18

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	304,901	244,359	60,542
Hartford Balanced HLS Fund (Class IA)	13,894	58,568	(44,674)
Hartford Capital Appreciation HLS Fund (Class IA)	8,693	47,956	(39,263)
Hartford Disciplined Equity HLS Fund (Class IA)	23,891	713,738	(689,847)
Hartford Dividend and Growth HLS Fund (Class IA)	23,401	107,393	(83,992)
Hartford International Opportunities HLS Fund (Class IA)	56,049	86,015	(29,966)
Hartford Small Cap Growth HLS Fund (Class IA)	19,936	80,270	(60,334)
Hartford Stock HLS Fund (Class IA)	8,620	27,874	(19,254)
Hartford Total Return Bond HLS Fund (Class IA)	31,424	53,105	(21,681)
Hartford Ultrashort Bond HLS Fund (Class IA)	69,307	96,821	(27,514)
BlackRock S&P 500 Index V.I. Fund (Class I)	66,827	463,040	(396,213)
Hartford MidCap HLS Fund (Class IA)	107,781	390,355	(282,574)

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	932,661	675,199	257,462
Hartford Balanced HLS Fund (Class IA)	37,798	90,053	(52,255)
Hartford Capital Appreciation HLS Fund (Class IA)	32,403	74,539	(42,136)
Hartford Disciplined Equity HLS Fund (Class IA)	9,622,210	374,036	9,248,174
Hartford Dividend and Growth HLS Fund (Class IA)	869,510	66,359	803,151
Hartford International Opportunities HLS Fund (Class IA)	55,654	111,813	(56,159)
Hartford Small Cap Growth HLS Fund (Class IA)	21,781	116,034	(94,253)
Hartford Stock HLS Fund (Class IA)	18,235	23,043	(4,808)
Hartford Total Return Bond HLS Fund (Class IA)	243,011	58,618	184,393
Hartford Ultrashort Bond HLS Fund (Class IA)	593,464	103,137	490,327
BlackRock S&P 500 Index V.I. Fund (Class I)	268,422	519,439	(251,017)
Hartford MidCap HLS Fund (Class IA)	4,064,665	144,797	3,919,868

SA-19

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights:
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Government Money Market Portfolio (Service Class)
2021	705,799	$9.33	to	$10.45	$6,831,934	—%	to	1.35%	0.01%	to	0.01%	(1.33)%	to	0.01%
2020	645,257	9.46	to	10.45	6,277,050	—	to	1.35	0.15	to	0.20	(1.07)	to	0.28
2019	387,795	9.56	to	10.42	3,803,528	—	to	1.35	1.81	to	1.90	0.55	to	1.92
2018	380,007	9.51	to	10.23	3,684,416	—	to	1.35	1.53	to	1.55	0.18	to	1.55
2017	236,420	9.49	to	10.07	2,282,898	—	to	1.35	0.58	to	0.58	(0.77)	to	0.57

Hartford Balanced HLS Fund (Class IA)
2021	795,736	40.50	to	47.58	52,360,752	—	to	1.35	1.01	to	1.01	18.04	to	19.64
2020	840,410	33.85	to	40.31	46,398,146	—	to	1.35	1.71	to	1.74	10.12	to	11.62
2019	892,665	30.33	to	36.61	44,459,144	—	to	1.35	1.90	to	1.92	21.15	to	22.80
2018	959,803	24.70	to	30.22	39,247,633	—	to	1.35	1.95	to	1.98	(6.52)	to	(5.24)
2017	1,020,756	26.07	to	32.32	44,577,323	—	to	1.35	2.15	to	2.36	14.05	to	15.59

Hartford Capital Appreciation HLS Fund (Class IA)
2021	406,781	66.64	to	86.04	30,192,855	—	to	1.35	0.47	to	0.47	13.22	to	14.76
2020	446,044	58.85	to	74.97	29,040,782	—	to	1.35	0.94	to	0.94	20.28	to	21.91
2019	488,180	48.93	to	61.49	26,308,662	—	to	1.35	1.18	to	1.21	29.52	to	31.28
2018	541,927	37.78	to	46.84	22,408,322	—	to	1.35	0.88	to	0.90	(8.21)	to	(6.96)
2017	598,884	41.16	to	50.34	26,806,012	—	to	1.35	1.05	to	1.12	20.51	to	22.14

Hartford Disciplined Equity HLS Fund (Class IA)
2021	9,519,628	60.31	to	75.85	870,907,206	—	to	1.35	0.56	to	0.57	23.83	to	25.52
2020	10,209,475	48.05	to	61.25	750,070,215	—	to	1.35	0.76	to	0.83	16.46	to	18.04
2019	961,301	40.71	to	52.60	55,009,867	—	to	1.35	0.90	to	0.93	32.32	to	34.12
2018	1,036,979	30.35	to	39.75	44,450,784	—	to	1.35	0.74	to	0.75	(3.31)	to	(1.99)
2017	1,105,655	30.97	to	41.11	48,645,345	—	to	1.35	0.93	to	0.94	20.29	to	21.92

Hartford Dividend and Growth HLS Fund (Class IA)
2021	1,032,596	38.71	to	47.92	43,862,679	—	to	1.35	1.28	to	1.30	30.23	to	32.00
2020	1,116,588	29.73	to	36.30	36,189,120	—	to	1.35	3.85	to	4.25	6.32	to	7.77
2019	313,437	27.96	to	33.68	9,402,187	—	to	1.35	1.88	to	1.90	26.88	to	28.60
2018	340,352	22.03	to	26.19	8,018,974	—	to	1.35	1.83	to	1.97	(6.60)	to	(5.32)
2017	359,018	23.59	to	27.66	8,995,928	—	to	1.35	1.64	to	1.64	16.78	to	18.36

Hartford International Opportunities HLS Fund (Class IA)
2021	1,251,497	30.49	to	30.58	44,545,530	—	to	1.35	0.99	to	1.02	6.37	to	7.82
2020	1,281,463	28.28	to	28.75	42,672,383	—	to	1.35	1.91	to	1.93	18.83	to	20.45
2019	1,337,622	23.48	to	24.19	37,215,260	—	to	1.35	1.85	to	1.85	24.73	to	26.43
2018	1,447,922	18.57	to	19.39	32,145,807	—	to	1.35	1.91	to	1.92	(19.84)	to	(18.74)
2017	1,495,484	22.85	to	24.19	41,219,570	—	to	1.35	1.42	to	1.43	23.58	to	25.25

SA-20

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Small Cap Growth HLS Fund (Class IA)
2021	1,164,874	$77.58	to	$90.97	$121,760,962	—%	to	1.35%	—%	to	—%	2.62%	to	4.02%
2020	1,225,208	75.59	to	87.46	124,068,571	—	to	1.35	—	to	—	31.41	to	33.20
2019	1,319,461	57.52	to	65.66	101,158,496	—	to	1.35	—	to	—	33.99	to	35.81
2018	1,461,230	42.93	to	48.35	83,176,710	—	to	1.35	—	to	—	(12.89)	to	(11.70)
2017	1,552,148	49.28	to	54.75	100,743,478	—	to	1.35	0.04	to	0.04	18.47	to	20.07

Hartford Stock HLS Fund (Class IA)
2021	115,529	39.23	to	52.56	5,380,112	—	to	1.35	0.87	to	1.22	23.30	to	24.98
2020	134,783	31.81	to	42.05	5,013,814	—	to	1.35	1.70	to	1.72	10.57	to	12.08
2019	139,591	28.77	to	37.52	4,666,302	—	to	1.35	1.64	to	1.67	29.46	to	31.22
2018	140,902	22.22	to	28.59	3,637,556	—	to	1.35	1.56	to	1.58	(1.49)	to	(0.14)
2017	146,674	22.56	to	28.64	3,822,689	—	to	1.35	1.64	to	1.86	18.24	to	19.85

Hartford Total Return Bond HLS Fund (Class IA)
2021	566,482	24.68	to	27.93	19,422,803	—	to	1.35	2.39	to	2.41	(2.27)	to	(0.95)
2020	588,163	25.26	to	28.19	20,494,741	—	to	1.35	3.08	to	3.31	7.57	to	9.03
2019	403,770	23.48	to	25.86	13,006,620	—	to	1.35	3.80	to	3.90	9.17	to	10.65
2018	438,611	21.51	to	23.37	12,851,712	—	to	1.35	3.81	to	3.89	(2.14)	to	(0.81)
2017	475,954	21.98	to	23.56	14,282,017	—	to	1.35	2.94	to	2.95	3.75	to	5.16

Hartford Ultrashort Bond HLS Fund (Class IA)
2021	807,627	12.10	to	14.69	12,448,747	—	to	1.35	0.69	to	0.71	(1.52)	to	(0.19)
2020	835,141	12.29	to	14.72	12,945,349	—	to	1.35	1.52	to	2.26	0.08	to	1.44
2019	344,814	12.28	to	14.51	5,204,985	—	to	1.35	1.85	to	1.98	1.44	to	2.81
2018	403,981	12.10	to	14.11	6,009,204	—	to	1.35	1.13	to	1.14	0.19	to	1.57
2017	424,848	12.08	to	13.89	6,282,225	—	to	1.35	0.75	to	0.81	(0.34)	to	1.01

BlackRock S&P 500 Index V.I. Fund (Class I) (available April 20, 2018)
2021	5,842,705	17.90	to	18.82	106,756,501	—	to	1.35	1.28	to	1.31	26.81	to	28.53
2020	6,238,918	14.12	to	14.64	89,377,947	—	to	1.35	1.75	to	1.83	16.65	to	18.24
2019	6,489,935	12.10	to	12.38	79,267,241	—	to	1.35	2.19	to	2.22	29.58	to	31.34
2018	6,923,282	9.34	to	9.43	64,899,344	—	to	1.35	1.02	to	1.02	(5.82)	to	(4.93)
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—

Hartford MidCap HLS Fund (Class IA) (available September 18, 2020)
2021	3,637,294	13.49	to	13.73	49,593,187	—	to	1.35	—	to	—	8.43	to	9.91
2020	3,919,868	12.44	to	12.49	48,877,998	—	to	1.35	0.05	to	0.05	25.71	to	26.19
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2017	—	—	to	—	—	—	to	—	—	to	—	—	to	—

SA-21

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

7.    Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-22

INDEPENDENT AUDITOR'S REPORT Board of Directors and Stockholder of Union Security Insurance Company Topeka, Kansas Opinions We have audited the statutory basis financial statements of Union Security Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the year then ended, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”). Unmodified Opinion on Statutory Basis of Accounting In our opinion, the 2021 statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2. Adverse Opinion on Accounting Principles Generally Accepted in the United States of America In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the 2021 statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended. Predecessor Auditors' Opinion on 2020 and 2019 Statutory Basis Financial Statements The statutory basis financial statements of the Company as of December 31, 2020 and for each of the years in the two year period ended December 31, 2020, were audited by other auditors whose report, dated May 12, 2021, expressed an opinion that those statutory basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2. Basis for Opinions We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions. Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Kansas Insurance Department, which is a basis of accounting other than accounting principles generally F-1 accepted in the United States of America, to meet the requirements of the Kansas Insurance Department. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive. Emphasis of Matter As discussed in Note 1 to the statutory basis financial statements, results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter. Responsibilities of Management for the Statutory Basis Financial Statements Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued. Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. F-2

• Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit. Report on Supplemental Schedules Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, and reinsurance contract interrogatories as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory basis financial statements as a whole. /s/ DELOITTE & TOUCHE LLP Chicago, Illinois April 1, 2022 F-3

Union Security Insurance Company Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2021 2020 ($ in thousands) Cash and invested assets Bonds and notes $ 815,974 $ 713,102 Common stocks - unaffiliated — 1,926 Preferred stocks - unaffiliated 30,543 51,795 Mortgage loans 43,816 43,994 Contract loans 4,924 5,274 Derivatives 310 — Other invested assets 10,359 31,706 Cash, cash equivalents and short-term investments 10,473 20,975 Total cash and invested assets 916,399 868,772 Premiums deferred and uncollected 499 — Accrued investment income 10,123 10,650 Amounts due from reinsurers 2,397 2,418 Receivables from affiliates 1,456 — Net deferred tax asset 2,749 8,392 Other assets 3,284 6,501 Separate account assets 2,212,889 2,011,293 Total admitted assets $ 3,149,796 $ 2,908,026 Liabilities Policy reserves Life insurance and annuity contracts $ 638,876 $ 692,967 Accident and health contracts 4,344 4,650 Policy and contract claims 13,769 12,666 Liability for deposit-type contracts 17,459 17,103 Interest maintenance reserve 25,676 12,655 Asset valuation reserve 6,863 10,510 Reinsurance payable 2,359 3,286 Amount held for others 5,567 5,628 Payable to affiliates 1,937 934 Commissions, expenses, taxes, licenses, and fees accrued 7,752 7,221 Federal income taxes payable 3,455 1,014 Other liabilities 3,293 186 Separate account liabilities 2,212,889 2,011,293 Total liabilities 2,944,239 2,780,113 Capital and surplus Capital Common stock, $5 par value, 1,000,000 shares authorized, issued, outstanding 5,000 5,000 Paid-in capital 79,886 79,886 Deferred gains 25,077 29,227 Unassigned surplus 95,594 13,800 Total capital and surplus 205,557 127,913 Total liabilities and capital and surplus $ 3,149,796 $ 2,908,026 See the accompanying Notes to Financial Statements F-4

Union Security Insurance Company
Statutory Basis Statements of Operations

	Years Ended December 31, 2021	2020	2019
	($ in thousands)		
Income			
Premiums and other considerations			
Life and annuity contracts	$ 3,166	$ 3,050	$ 3,889
Accident and health contracts	939	—	—
Net investment income	54,696	53,426	59,176
Commission and fee income	24,329	30,798	63,499
Other income	2,365	2,311	2,780
Total income	85,495	89,585	129,344
Benefits and expenses			
Death and annuity benefits	70,725	76,413	70,188
Disability and accident and health benefits	1,404	—	—
Interest on deposit-type contracts	2,286	1,512	1,061
Other benefits to policyholders an beneficiaries	2,507	2,278	1,333
Surrender benefits	2,396	1,985	2,113
Decrease in policy reserves-life and annuity contracts and accident and health insurance	(53,599)	(55,924)	(47,484)
General insurance expenses	8,864	8,941	7,471
Insurance taxes, licenses, fees, and commissions	15,592	17,365	36,763
Total benefits and expenses	50,175	52,570	71,445
Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	35,320	37,015	57,899
Dividends to policyholders	617	758	501
Income before federal income tax expense (benefit) and net realized capital gains (losses)	34,703	36,257	57,398
Federal income tax expense	4,503	827	7,062
Income before net realized capital gains (losses)	30,200	35,430	50,336
Net realized capital gains (losses), excluding gains transferred to (from) IMR, net of tax expense (benefit) (2021 - $3,809; 2020 - ($459); 2019 - $1,716) excluding taxes transferred to (from) IMR (2021 - ($4,085); 2020 - $406; 2019 - $817)	54,684	(773)	(2,185)
Net income	$ 84,884	$ 34,657	$ 48,151

See the accompanying Notes to Financial Statements

F-5

Union Security Insurance Company Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2021 2020 2019 (in thousands) Capital and surplus at beginning of year Additions (deductions) $ 127,913 $ 123,639 $ 126,266 Net income 84,884 34,657 48,150 Change in unrealized capital gains (losses), net of tax (2021 - $317; 2020 - $73; 2019 - $412) 1,189 273 1,552 Change in nonadmitted assets 15,670 1,391 (2,392) Change in net deferred income tax (20,976) (2,786) 2,898 Change in asset valuation reserve 3,647 69 (889) Change in paid in capital — — (14,000) Dividends to stockholder — (18,000) (13,000) Extinguishment or reclassification of balances with former parent 93 — — Amortization of gain on sale (4,614) (4,903) (4,071) Amortization of gain on reinsurance (see Note 7) (2,249) (6,427) (20,875) Net additions (deductions) 77,644 4,274 (2,627) Total comprehensive income $ 205,557 $ 127,913 $ 123,639 See the accompanying Notes to Financial Statements F-6

Union Security Insurance Company
Statutory Basis Statements of Cash Flows

	Years Ended December 31,		
	2021	2020	2019
		(in millions)	
Cash from operating activities			
Premiums and other considerations	$ 4,179	$ 3,100	$ 4,017
Net investment income received	49,785	52,597	56,537
Other income	23,419	19,509	38,397
Policy and contract benefits and dividends paid	(78,471)	(77,811)	(77,831)
Operating expenses paid	(22,308)	(21,887)	(37,941)
Federal income taxes paid	(5,778)	(3,104)	(9,386)
Net cash used in operating activities	(29,174)	(27,596)	(26,207)
Cash from investing activities			
Proceeds from investments sold, matured or repaid			
Bonds and notes	194,450	68,587	137,586
Stocks	28,155	2,829	21,371
Mortgage loans	4,933	3,404	7,212
Other invested assets	74,362	5,872	13,247
Total investment proceeds	301,900	80,692	179,416
Cost of investments acquired			
Bonds and notes	274,539	23,270	121,079
Stocks	—	1,000	8,860
Mortgage loans	4,755	—	—
Other invested assets	—	909	6,721
Miscellaneous applications	969	—	—
Total investments acquired	280,263	25,179	136,660
Net decrease in contract loans	(343)	(281)	(383)
Net cash provided by investing activities	21,980	55,794	43,139
Cash from financing and miscellaneous activities			
Dividends to stockholder	—	(18,000)	(27,000)
Other	(3,308)	155	(2,292)
Net cash used in financing and miscellaneous activities	(3,308)	(17,845)	(29,292)
Net change in cash and cash equivalents	(10,502)	10,353	(12,360)
Cash and cash equivalents at the beginning of year	20,975	10,622	22,982
Cash and cash equivalents at the end of year	$ 10,473	$ 20,975	$ 10,622
Supplemental disclosure of non-cash items:			
Non-cash exchanges of bonds and notes, disposals	11,561	—	—
Non-cash exchanges of bonds and notes, acquisitions	$ (11,561)	$ —	$ —

See the accompanying Notes to Financial Statements

F-7

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-8

Note 1: Nature of Business Union Security Insurance Company (the "Company") is a stock life insurance company domiciled in the State of Kansas and distributes its products in the District of Columbia and all states, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products and accidental death and dismemberment policies as well as traditional life insurance and annuities. On July 31, 2021, the Company and its direct parent, Preneed Holdings, LLC (an LLC created to facilitate the sale), were acquired from Assurant, Inc. (“Assurant”) by CMFG Life Insurance Company (“CMFG Life”). CMFG Life is a life insurance company domiciled in Iowa. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. Preneed Holdings, LLC was subsequently dissolved and the Company is now a direct subsidiary of CMFG Life. The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7. a. In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts. b. In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus. c. In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties. In March 2020, the World Health Organization declared a worldwide pandemic regarding the outbreak of a novel coronavirus disease (“COVID-19”). The pandemic has affected the states where the Company operates, causing economic effects including temporary closures of businesses and reduced consumer activity. Because of the size, breadth and length of the pandemic, all of the direct and indirect consequences of COVID-19 are not yet known and may not emerge for some time. The COVID-19 pandemic has created a higher risk of mortality, negatively impacted the U.S. and global economy, and created increased volatility in capital markets. As a result, the Company’s ability to sell products through its regular channels and the demand for its products and services could be impacted. The extent to which the COVID-19 pandemic could continue to impact the Company’s business, results of operations, or financial condition will depend on continued future developments which are highly uncertain and cannot be predicted. To date, the Company has not experienced any material impacts to its financial position or results of operations and related cash flows. Note 2: Summary of Significant Accounting Policies Basis of Presentation The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Kansas. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. There are no permitted practices applicable to the Company. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-9

GAAP/Statutory Accounting Differences The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP: “Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance. Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities. The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income. For statutory accounting, the change in fair value of unaffiliated common and preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common and preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income. For statutory accounting, after an other-than-temporary impairment of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows. The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually. Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited. Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations. Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations. The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately. Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-10

are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances. Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP. Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity. The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities. Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting. Certain reinsurance transactions representing the disposal of product lines resulted in gains which are deferred in unassigned surplus for statutory accounting and amortized to income over the estimated lives of the underlying policies. These deferred gains were eliminated in GAAP purchase accounting. Use of Estimates The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions. Investments Investments are valued as prescribed by the NAIC. Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method. Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value. Preferred stocks - unaffiliated: For 2021, preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the NAIC designation, unless the preferred stock is perpetual or has mandatory sinking fund provisions, in which case it is carried at fair value. For 2020, preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the NAIC designation and whether the preferred stock has mandatory sinking fund provisions. Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-11

principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy. Other invested assets: Other invested assets include limited partnerships and surplus notes carried at amortized cost. The limited partnerships are reported using the equity method of accounting. In applying the equity method, the Company uses financial information provided by the investee. At December 31, 2020, the Company held $21,018 of investments in real estate joint ventures and other partnerships; there were no investments in limited partnerships at December 31, 2021. Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income reflects amortization of premiums and accretion of discounts on an effective- yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses). Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes. NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2021 and 2020, the Company had no NAIC 5GI bonds and notes. Cash, Cash Equivalents and Short-term Investments Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short- term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31. Policy and Contract Claim Reserves Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material. Policy Reserves Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds. Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-12

Liability for Deposit-Type Contracts The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit. Revenue Recognition Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned. Income Tax Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus. The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R. Reinsurance Reinsurance premiums claims and benefits, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated their reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible. Separate Accounts Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves. Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG were fully ceded to Talcott Resolution using reinsurance. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-13

Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statements of operations, are included in the life premiums and policy benefits of the Company, respectively. Statutory Valuation Reserves The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted. The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated common and preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus. Recently Adopted Accounting Standards The accounting guidance in SSAP No. 32, Preferred Stock, was amended effective January 1, 2021, becoming SSAP No. 32R. The amendments were primarily intended to improve the definitions of redeemable and perpetual preferred stock, incorporate guidance for mandatorily convertible preferred stock, and clarify measurement, impairment and dividend recognition guidance. The adoption of SSAP No. 32R did not have a material impact on the Company's financial position, results of operations, or cash flows. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-14

Note 3: Investments Bonds and Notes The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows: Statement Gross Unrealized Value Gains Losses Fair Value U.S. government and agencies $ 1,532 $ 55 $ (11) $ 1,576 States, territories and possessions 2,414 274 - 2,688 Political subdivisions of states, territories and possessions 29,643 1,178 (439) 30,382 Special revenue and special assessment obligations 2,501 593 - 3,094 Industrial and miscellaneous 603,000 187,926 (979) 789,947 Mortgage-backed securities: Residential mortgage 37,054 1,636 (121) 38,569 Commercial mortgage 56,072 1,013 (253) 56,832 Non-mortgage asset-backed securities: Other structured securities 83,758 2,031 (196) 85,593 Total bonds and notes $ 815,974 $ 194,706 $ (1,999) $ 1,008,681 The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2020 are as follows: Statement Gross Unrealized Value Gains Losses Fair Value Bonds and notes: U.S. government $ 573 $ 91 $ - $ 664 Foreign governments 8,403 2,078 (387) 10,094 States and political subdivisions 2,527 372 - 2,899 Special revenue 16,134 3,885 - 20,019 Hybrid 25,721 7,135 - 32,856 Loan-backed and structured 143,116 7,056 (351) 149,821 Industrial and miscellaneous 516,628 220,425 (1,309) 735,744 Total bonds and notes $ 713,102 $ 241,042 $ (2,047) $ 952,097 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-15

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement Value	Fair Value
Due in one year or less	$ 251	$ 253
Due after one year through five years	27,875	32,497
Due after five years through ten years	194,848	225,200
Due after ten years	416,116	569,737
Mortgage-backed securities:		
Residential mortgage	37,054	38,569
Commercial mortgage	56,072	56,832
Non-mortgage asset-backed securities:		
Other structured securities	83,758	85,593
Total bonds and notes	$ 815,974	$ 1,008,681

The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from this real estate trust. These bonds have a carrying value of $3,731 and a fair value of $4,617 and a carrying value of $3,640 and a fair value of $3,995 as of December 31, 2021 and 2020, respectively.

Common and Preferred Stocks – Unaffiliated

The Company held no unaffiliated common stocks at December 31, 2021. At December 31, 2020, the cost and fair value of unaffiliated common stocks was $1,926. There were no gross unrealized gains and losses.

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized		
Preferred Stocks	Value	Gains	Losses	Fair Value
December 31, 2021	$ 30,543	$ -	$ -	$ 30,543
December 31, 2020	51,795	11,561	(138)	63,218

Mortgage Loans

The Company's mortgage loan portfolio consists mainly of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2021, the commercial mortgage loan portfolio had an average remaining life of 3.8 years, with all principal due prior to 2034. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 17.3% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2021	2020
Current	$ 43,816	$ 43,994
Total carrying value	$ 43,816	$ 43,994

F-16

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2021 and 2020. The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31, 2021: 2021 California 19.8 % Alabama 17.3 Arizona 10.9 Maryland 10.4 Utah 9.1 Connecticut 8.8 Texas 5.4 Minnesota 5.2 At December 31, 2020, approximately 49% of the commercial mortgage loan carrying value was concentrated in the states of California, Alabama, and Maryland. The types of properties collateralizing the commercial mortgage loans at December 31 are as follows: 2021 Industrial 56.7 % Office 22.7 Retail 15.9 Other 4.7 Total 100 % Although the Company has a diversified loan portfolio, an economic downturn could have an adverse impact on the ability of its debtors to pay their loans. The Company has no commitments as of December 31, 2021 or 2020 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2021 or 2020. Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2021 and 2020, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-17

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly. Loan to value and debt service coverage ratios were as follows at December 31, 2021: 2021 Average Principal Debt Service Loan to Value Amount Coverage Ratio Less than 65% $ 36,197 1.86 65% to 74% 7,619 1.17 Total $ 43,816 1.82 Loan to value and debt service coverage ratios were as follows at December 31, 2020: 2020 Average Principal Debt Service Loan to Value Amount Coverage 70% and less $ 43,994 2.37 Total $ 43,994 2.37 Cash, Cash Equivalents and Short-term Investments The details of cash, cash equivalents and short-term investments as of December 31, are as follows: 2021 2020 Money market mutual funds $ 10,844 $ 18,886 Cash (371) 2,089 Total cash, cash equivalents and short-term investments $ 10,473 $ 20,975 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-18

Net Investment Income Sources of net investment income for the years ended December 31 are summarized as follows: 2021 2020 2019 Bonds and notes $ 44,726 $ 46,025 $ 47,934 Common stocks - unaffiliated 52 82 79 Preferred stocks - unaffiliated 2,867 3,301 3,748 Mortgage loans 2,083 2,398 2,853 Contract loans 293 322 340 Other invested assets 5,482 3,097 5,322 Cash and cash equivalents 2 35 301 Other 86 - - Gross investment income 55,591 55,260 60,577 Less investment expenses 895 1,834 1,401 Net investment income $ 54,696 $ 53,426 $ 59,176 Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees. Due and accrued investment income over 90 days past due is excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2021 or 2020 on this basis. Total net investment income recognized as a result of prepayment penalties or acceleration fees was $1,082, $439, and $382 for the years ended December 31, 2021, 2020 and 2019, respectively. Net Realized Capital Gains (Losses) Net realized capital gains (losses) for the year ended December 31 are summarized as follows: 2021 Bonds and notes: Gross gains from $ 13,536 Gross losses from (453) Other 2,810 Common stocks - Gross gains from 669 Preferred stocks - Gross gains from 2,153 Gross losses from (140) Other 2,110 Other invested assets: Gross gains from 53,177 Net realized capital interest maintenance 73,862 Tax on net realized 276 Transfer to interest (19,454) Net realized capital $ 54,684 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-19

Proceeds from the sale of bonds and notes were $65,623 in 2021. Proceeds from the sale of stocks were $19,009 in 2021. Net realized capital gains (losses) for the years ended December 31, 2020 and 2019 are summarized as follows: 2020 2019 Bonds and notes: Proceeds from sales $ 25,943 $ 92,312 Gross realized gains 2,807 4,214 Gross realized losses (1,458) (930) Net realized gains from sales of bonds 1,349 3,284 Preferred stocks - unaffiliated: Proceeds from sales - 16,944 Gross realized gains 160 866 Gross realized losses - (255) Net realized gains from sales of preferred stocks 160 611 Net realized capital losses related to sales and other 294 2,604 Amount transferred to IMR (net of of $405 in 2020 and $817 in 2019) 1,526 3,073 Tax on net realized capital gains 459 (1,716) Net realized capital gains (losses) $ (773) $ (2,185) Other-Than-Temporary Investment Impairments Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to: • The existence of any plans to sell the investment security. • The extent to which fair value is less than statement value. • The underlying reason for the decline in fair value (credit concerns, interest rates, etc.). • The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis. • For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value. • The Company’s ability to recover all amounts due according to the contractual terms of the agreements. • The Company’s collateral position, in the case of bankruptcy or restructuring. A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than- temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-20

investment's amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis. For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss). For those equity securities with a decline in the fair value deemed to be other-than-temporary, a net realized capital (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading. Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2021. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant. The Company did not recognize any OTTI on loan-backed and structured securities during 2021, 2020 and 2019 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-21

Net Unrealized Capital Gains (Losses) Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months. Months in Unrealized Loss Position Less Than Twelve Total Twelve Months Months or Greater December 31, 2021 Fair Value Unrealized Loss Fair Value Unrealized Loss Fair Value Unrealized Loss U.S. government and agencies $ - $ (11) $ - $ - $ 962 $ (11) Political subdivisions of states, territories and possessions - (439) - - 20,551 (439) Industrial and miscellaneous 36,012 (979) - - 36,012 (979) Mortgage-backed Residential mortgage 12,363 (121) - - 12,363 (121) Commercial mortgage 32,092 (253) - - 32,092 (253) Collateralized loan and debt obligations Other structured securities 50,081 (196) - - 50,081 (196) Total bonds and notes 152,061 (1,999) - - 152,061 (1,999) Total temporarily impaired securities $ 152,061 $ (1,999) $ - $ - $ 152,061 $ (1,999) At December 31, 2021, the Company owned 96 bonds and notes with a fair value of $152,061 in an unrealized investment loss position. There were no bonds or notes in an unrealized loss position for twelve or more months. The total fair value of bonds and notes with unrealized losses at December 31, 2021 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $148,940 or 97.9% of the total fair value of all bonds and notes with unrealized losses at December 31, 2021. Total unrealized losses on investment grade bonds and notes were $1,820 at December 31, 2021. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-22

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company's bonds and notes and stocks with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position					
	Less Than Twelve Months		Twelve Months or Greater		Total December 31, 2020	
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Bonds and notes:						
Foreign governments	$ 3,640	$ (387)	$ -	$ -	$ 3,640	$ (387)
Loan-backed and structured	7,872	(183)	19,678	(167)	27,550	(350)
Industrial and miscellaneous	10,932	(1,309)	-	-	10,932	(1,309)
Total bonds and notes	$ 22,444	$ (1,879)	$ 19,678	$ (167)	$ 42,122	$ (2,046)
Stocks:						
Common stocks - unaffiliated	$ 1,431	$ (220)	$ -	$ -	$ 1,431	$ (220)
Preferred stocks - unaffiliated	-	-	1,727	(136)	1,727	(136)
Total stocks - unaffiliated	$ 1,431	$ (220)	$ 1,727	$ (136)	$ 3,158	$ (356)

The total gross unrealized losses were approximately 5% of the aggregate fair value of the related securities at December 31, 2020. Approximately 87% of these gross unrealized losses had been in a continuous loss position for less than twelve months in 2020. The total gross unrealized losses were comprised of 21 individual securities in 2020.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

F-23

Restricted Assets Restricted assets by category as of December 31 are as follows: 2021 2020 Total Restricted Restricted to Total Restricted Restricted to Admitted to Total Total Admitted to Total Total Admitted Restricted Assets Assets Restricted Assets Assets On deposit with states and other regulatory bodies $ 3,018 0.1% 0.1% $ 2,013 0.1% 0.1% Pledged as collateral not captured in other categories 285,429 9.1% 9.1% 275,723 9.4% 9.4% Total restricted assets $ 288,447 9.2% 9.2% $ 277,736 9.5% 9.5% UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-24

Note 4: Fair Value The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value. Valuation Hierarchy Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows: • Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date. • Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means. • Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table. Valuation Process The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued. The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-25

market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate. For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions. Transfers Between Levels There were no transfers between levels in 2021 and 2020. Fair Value Measurement The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2021. Assets, at Fair Value Level 1 Level 2 Level 3 Total Preferred stock - unaffiliated $ - $ 30,543 $ - $ 30,543 Cash equivalents 10,844 - - 10,844 Derivatives - 310 - 310 Separate account assets 2,148,713 63,637 - 2,212,350 Total assets $ 2,159,557 $ 94,490 $ - $ 2,254,047 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-26

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company's financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2021:

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:					
Bonds and notes	$ 815,974	$ 1,008,681	$ -	$ 941,005	$ 67,676
Preferred stocks - unaffiliated	30,543	30,543	-	30,543	-
Mortgage loans	43,816	46,498	-	-	46,498
Cash equivalents and short-term investments	10,844	10,844	10,844	-	-
Other invested assets	10,359	13,795	-	13,795	-
Derivatives	310	310	-	310	-
Contract loans	4,924	6,844	-	-	6,844
Separate account assets	2,212,350	2,212,350	2,148,713	63,637	-
Financial instruments recorded as liabilities:					
Deposit-type contracts	17,459	18,898	-	18,898	-
Annuity contracts	17,179	18,595	-	18,595	-
Separate account liabilities	2,212,350	2,212,350	2,148,713	63,637	-

The carrying amounts for cash, accrued net investment income and investment receivables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

The following table summarizes the carrying amounts and fair values of USIC's financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2020:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Financial assets:					
Bonds and notes	$ 713,102	$ 952,097	$ -	$ 939,645	$ 12,452
Common stocks - unaffiliated	1,926	1,926	1,926	-	-
Preferred stocks - unaffiliated	51,795	63,218	-	62,169	1,049
Mortgage loans	43,994	50,030	-	-	50,030
Cash, cash equivalents and short-term investments	20,975	20,975	20,975	-	-
Other invested assets	15,962	19,785	5,274	14,334	177
Separate account assets	2,011,293	2,011,293	1,937,054	74,239	-
Total financial assets	$ 2,859,047	$ 3,119,324	$ 1,965,229	$ 1,090,387	$ 63,708
Financial liabilities:					
Individual and group annuities (subject to discretionary withdrawal)	193,798	241,221	-	-	241,221
Deposit-type contracts	37,596	37,596	33,468	4,128	-
Separate account liabilities	2,011,293	2,011,293	1,937,054	74,239	-
Total financial liabilities	$ 2,242,687	$ 2,290,110	$ 1,970,522	$ 78,367	$ 241,221

F-27

Determination of Fair Values The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows: Level 1 Measurements Common stocks - unaffiliated: Valuation is based on the published redemption price at which the Company could transact. Cash equivalents and short-term investments: Consists of money market mutual funds and treasury bills. Valuation for money markets is based on the closing price as of the balance sheet date. Valuation for treasury bills is principally based on observable inputs including quoted prices for identical assets in markets that are active. Deposit-type contracts: For 2020, the fair value of the Company’s liabilities under deposit-type insurance contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies. Separate account assets and liabilities: Consists of money market funds and it also includes mutual funds; valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets. Level 2 Measurements Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables. Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Derivatives: Consists of swaps; valuation inputs having a significant effect on fair value include market quoted interest rates, market implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market. Separate account assets and liabilities: Separate account assets are investments bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets. Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies. Level 3 Measurements Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent. Preferred stocks - unaffiliated: For 2020, the Level 3 stocks are priced using non-binding third-party manager quotes, for which the underlying quantitative inputs are not developed by the Company and are not readily available or observable. Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-28

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Individual and group annuities (subject to discretionary withdrawal): For 2020, the fair values for the Company's liabilities under investment-type insurance contracts within the individual and group annuities are determined using discounted cash flow analysis.

Note 5: Income Tax

The Company was included in the 2020 consolidated U.S. federal income tax return filed by Assurant. The Company will be included in the 2021 consolidated U.S. federal income tax return filed by Assurant for the period January 1, 2021 through July 31, 2021 and will file a stand-alone U.S. federal income tax return for the period August 1, 2021 through December 31, 2021. The Company is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027.

The U.S. consolidated federal income tax return filed by Assurant includes the following entities: Assurant, Inc., Assurant Service Protection, Inc., American Bankers General Agency, Inc., American Bankers Insurance Co. of Florida, American Bankers Insurance Group, American Bankers Life Assurance Co. of Florida, American Bankers Management Co., Inc., American Financial & Automotive Services, Inc., American Financial Warranty Corporation, American Memorial Life Insurance Co., American Security Insurance Co., Assurant Captive Insurance Company, Inc., Assurant IA Holding Corp., Assurant Insurance Agency, Inc., Assurant Payment Services, Inc., Assurant Reinsurance of Turks & Caicos, Ltd., Assurant BARC Reinsurance Ltd., Assurant Device Services, Inc., Automotive Warranty Services, Inc., Automotive Warranty Services of Florida, Inc., Coast to Coast Dealer Services Inc., Consumer Assist Network Association, Inc., Consumer Program Administrators, Inc., Dealer Performance, Inc., Eck & Glass, Inc., Family Considerations, Inc., Federal Warranty Service Corp., FFG Corporation, First Extended, Inc., First Extended Service Corporation, First Extended Service Corporation of Florida, Florida Office Corp., GP Legacy Place, Inc., Hyla Mobile Inc., Flipswap Inc, Recellular Acquisitions Inc, Hyla International Inc, HMCA Inc, Assurant New Ventures, Incorporated, Service Optimization Solutions, Inc., Insureco Agency and Services, Inc. (CA), Insureco, Inc., Interfinancial, Inc., IQ Data International, Inc., John Alden Life Insurance Co., Mobile Defense, Inc., MS Diversified Corp., National Insurance Agency, Inc., National Product Care Company, North American Warranty, Inc., Product Care, Inc., Privowny, Inc. Reliable Lloyds Insurance Co., Resource Acquisition Corporation, Assurant Automotive(FKA Resource Automotive, Inc.), Assurant Dealer Services, Inc.(FKA Resource Dealer Group, Inc.), Resource Training, Inc., ServicePlan, Inc., ServicePlan of Florida, Inc., Service Protection, Inc., Service Saver, Inc., Shipsurance Insurance Services, Inc., Standard Guaranty Insurance Co., SOSI-Fixt, Inc., Sureway, Inc., TeleCom Re, Inc., The Warranty Group, Inc., TrackSure Insurance Agency, Inc., TS Holdings, Inc., TWG Holdings, Inc., TWG Home Warranty Services, Inc., TWG Innovative Solutions, Inc., TWG Securities, Inc., TWG Warranty Group, Inc., TWG Warranty Services, Inc., Union Security Insurance Co., Union Security Life Insurance Co. of NY, United Service Protection Corp., United Service Protection, Inc., Virginia Surety Company, Inc., Voyager Group, Inc., Voyager Indemnity Insurance Co., Voyager Service Warranties, Inc., Wolverine Acquisitions, Inc., and Wolverine Interco, Inc.

Tax liabilities were allocated within the Assurant consolidated group according to tax allocation principles prescribed by the Internal Revenue Code of 1986 and related income tax regulations applicable to life and non-life consolidated income tax returns. The method of allocation between the companies was subject to written agreement, approved by the Board of Directors. Allocation was based upon separate return calculations with current credit for net losses to the extent to which they were used in the consolidated return. Intercompany tax balances were to be settled within 30 days of paying quarterly tax estimates and filing of the consolidated federal income tax return.

Current income tax expense consists of the following for the years ended December 31:

	2021	2020	2019
Federal income tax expense (benefit) on operations	$ 4,503	$ 827	$ 7,062
Federal income tax expense (benefit) on net realized capital gains (losses)	3,809	(459)	1,716
Federal income tax expense	$ 8,312	$ 368	$ 8,778

F-29

The 2021 change in net deferred income tax is comprised of the following: December December 2021 2020 Change Adjusted gross deferred tax assets $ 5,880 $ 30,913 $ (25,033) Total deferred tax liabilities (3,131) (6,871) 3,740 Net deferred tax asset (excluding nonadmitted) $ 2,749 $ 24,042 $ (21,293) Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments 317 Change in net deferred income tax $ (20,976) The 2020 change in net deferred income tax is comprised of the following: December December 2020 2019 Change Adjusted gross deferred tax assets $ 30,913 $ 32,882 $ (1,969) Total deferred tax liabilities (6,871) (5,981) (890) Net deferred tax asset (excluding nonadmitted) $ 24,042 $ 26,901 (2,859) Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments 73 Change in net deferred income tax $ (2,786) The 2019 change in net deferred income tax is comprised of the following: December December 2019 2018 Change Adjusted gross deferred tax assets $ 32,882 $ 31,663 $ 1,219 Total deferred tax liabilities (5,981) (7,248) 1,267 Net deferred tax asset (excluding nonadmitted) $ 26,901 $ 24,415 2,486 Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments 412 Change in net deferred income tax $ 2,898 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-30

Reconciliation to U.S. Tax Rate The total statutory provision for income taxes for the year ended December 31, 2021 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation: 2021 Tax expense computed at federal corporate rate $ 22,799 Dividends received deductions (1,579) Foreign tax credit (161) Income tax benefit related to prior years (2,923) Nonadmitted assets 78 Interest maintenance reserve amortization (493) Amortization of deferred gain on reinsurance (1,441) Change in deferred income tax due to purchase accounting 13,031 Tax exempt investment income (37) Other 14 Total statutory income taxes $ 29,288 Federal income tax expense $ 8,312 Change in net deferred income tax 20,976 Total statutory income taxes $ 29,288 The total statutory provision for income taxes for the years ended December 31, 2020 and 2019 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation: Effective Tax Rate 2020 2019 Statutory income before taxes 21.0% 21.0% (including capital gains and losses) Interest maintenance reserve -1.3% -1.0% Amortization of deferred gain on reinsurance -6.5% -8.7% Dividend received deduction -3.0% -1.3% Other permanent adjustments -1.6% -0.2% Total adjustments -12.4% -11.2% Total 8.6% 9.8% Federal income tax incurred 1.0% 14.6% Change in net deferred income tax 7.6% -4.8% Total statutory income taxes 8.6% 9.8% UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-31

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change		
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross tax assets	$ 5,880	$ -	$ 5,880	$ 26,351	$ 4,562	$ 30,913	$ (20,471)	$ (4,562)	$ (25,033)
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted deferred tax assets	5,880	-	5,880	26,351	4,562	30,913	(20,471)	(4,562)	(25,033)
Deferred tax assets nonadmitted	-	-	-	(15,650)	-	(15,650)	15,650	-	15,650
Admitted tax assets	5,880	-	5,880	10,701	4,562	15,263	(4,821)	(4,562)	(9,383)
Deferred tax liabilities	(765)	(2,366)	(3,131)	(1,093)	(5,778)	(6,871)	328	3,412	3,740
Net admitted deferred tax assets	$ 5,115	$ (2,366)	$ 2,749	$ 9,608	$ (1,216)	$ 8,392	$ (4,493)	$ (1,150)	$ (5,643)

The nonadmitted deferred tax asset decreased $15,650 in 2021 and decreased $1,397 in 2020. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

F-32

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31are as follows:

	2021	2020	Change
Ordinary deferred tax assets:			
Deferred acquisition costs	$ 1,161	$ 16,020	$ (14,859)
Life and accident and health reserves	4,499	4,745	(246)
Investments	-	4,742	(4,742)
Policyholder dividends accrual	137	-	137
Other	83	844	(761)
Subtotal ordinary deferred tax assets	5,880	26,351	(20,471)
Nonadmitted ordinary deferred tax assets	-	(15,650)	15,650
Admitted ordinary deferred tax assets	5,880	10,701	(4,821)
Capital deferred tax assets:			
Investments	-	2,158	(2,158)
Unrealized losses	-	2,404	(2,404)
Admitted capital deferred tax asset	-	4,562	(4,562)
Admitted deferred tax assets	5,880	15,263	(9,383)
Ordinary deferred tax liabilities:			
Investments	(42)	(86)	44
Deferred and uncollected premium	(105)	(208)	103
Reserves	-	(799)	799
Unrealized gains	(65)	-	(65)
Guaranty fund liabilities	(553)	-	(553)
Total ordinary deferred tax liabilities	(765)	(1,093)	328
Capital deferred tax liabilities:			
Investments	(1,169)	(5,743)	4,574
Unrealized gains	(1,197)	(35)	(1,162)
Subtotal capital deferred tax liabilities	(2,366)	(5,778)	3,412
Total deferred tax liabilities	(3,131)	(6,871)	3,740
Net admitted deferred tax asset	$ 2,749	$ 8,392	$ (5,643)

F-33

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change		
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Adjusted gross deferred tax assets expected to be realized	4,549	-	4,549	8,392	-	8,392	(3,843)	-	(3,843)
(i) Adjusted gross deferred tax assets expected to	4,549	-	4,549	8,392	-	8,392	(3,843)	-	(3,843)
(ii) Adjusted gross deferred tax assets allowed per	-	-	30,421	-	-	17,928	-	-	12,493
(c) Adjusted gross deferred tax assets offset by	1,331	-	1,331	2,309	4,562	6,871	(978)	(4,562)	(5,540)
Admitted deferred tax	$ 5,880	$ -	$ 5,880	$ 10,701	$ 4,562	$ 15,263	$ (4,821)	$ (4,562)	$ (9,383)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity)	1039%	596%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$ 202,809	$ 119,521

The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2021 and 2020.

Other Tax Items

On July 31, 2021, the stock of the Company was acquired by CMFG Life. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets which impacted the related deferred tax values. The impact is included in the change in net deferred income tax and in the effective tax rate analysis. Also, the terms of the transaction resulted in the extinguishment or reclassification of certain balances with the former parent. The net impact is reported as an increase to unassigned surplus.

As of December 31, 2021, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2021 of $3,414 are available for recoupment in the event of future capital losses. The Company has no taxes incurred in 2020 or 2019 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

A reconciliation of the beginning and ending amount of tax contingences as of December 31 is as follows:

F-34

2021 2020 Balance at January 1 $ 2,425 $ 2,425 Reductions for prior years' tax positions (2,425) - Balance at December 31 $ - $ 2,425 The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2021 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date. The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2021, 2020 and 2019, the Company recognized a decrease of $212 and increases of $103 and $97, respectively, in interest and penalties. The Company had accrued $0 and $212 for the payment of interest and penalties at December 31, 2021 and 2020, respectively. The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, any adjustment to income tax liabilities for periods prior to August 1, 2021 are the sole obligation or benefit of the prior owner. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-35

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 6: Related Party Transactions

Subsequent to July 31, 2021, in the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. CMFG Life and other affiliates allocated expenses of $4,480 to the Company in 2021.

After the acquisition by CMFG Life, the Company hired MEMBERS Capital Advisors, Inc. ("MCA") as its investment advisor for most of its portfolio. MCA investment management fees recorded were $474 in 2021.

Subsequent to July 31, 2021, the Company entered into a cash management agreement, whereby the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement.

Amounts due to/from affiliates are shown in the following table as of December 31:

	2021
Due to the Company:	
CMFG Life	$ 997
American Memorial Life Insurance Company	365
All other affiliates	94
Total	$ 1,456
Due from the Company:	
CMFG Life	$ 863
MCA	330
CUNA Mutual Insurance Agency, Inc.	132
All other affiliates	612
Total	$ 1,937

Prior to July 31, 2021, capital and surplus transactions between former direct parent, Interfinancial, Inc., (see Note 1 for more details on the change in ownership) is shown in the following table

	2021	2020	2019
Dividends paid from USIC to:			
Interfinancial, Inc.	$ -	$ 18,000	$ 27,000
Total	$ -	$ 18,000	$ 27,000

The Company paid $14,000 of extraordinary dividends as a return of gross paid-in and contributed surplus in 2019. The Company received timely approval from the Kansas Insurance Department prior to the payment of all dividends.

In 2020, 2019 and January 1, 2021 through July 31, 2021, the Company received various services from Assurant and its affiliates. These services include information technology support, benefit plan administration, corporate insurance, accounting, tax, auditing, investment, actuarial and other administrative functions. The net expenses allocated to the Company for these services were $4,449, $6,327, and $7,258 for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively.

The amounts paid by the Company to Assurant through a tax sharing agreement were $3,771, $3,111, and $9,386 at July 31, 2021, December 31, 2020, and December 31, 2019, respectively.

F-36

The Company provides underwriting, claims handling, information technology and administrative services to Assurant and its affiliates and recorded income of $0, $4,009 and $5,439 through July 31, 2021 and in 2020 and 2019, respectively, for these services. Receivables due from affiliates of Assurant were $952 at December 31, 2020 and included with other assets. Asset amounts are included on the statements of admitted assets, liabilities and capital and surplus. The receivable or payable due from Assurant, subsidiaries and affiliates are non-interest bearing and the terms of the agreement require that the amounts are settled within 30 days. The Company ceded group accidental death and disability to its affiliate, American Bankers Life Assurance Company (“ABLAC”). The Company ceded $1,449, $2,900 and $3,195 of premiums to ABLAC for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively. The Company ceded minimal reserves to ABLAC at December 31, 2020 and 2019, respectively. The Company ceded group accidental death and disability to its affiliate, American Bankers Insurance Company (“ABIC”). The Company ceded $253, $473, and $546 of premiums to ABIC for the periods ended July 31, 2021, December 31, 2020, and December 31, 2019, respectively. The Company ceded minimal reserves to ABIC at December 31, 2020 and 2019. Administrative expenses allocated to the Company from Assurant and CMFG Life may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis. Prior to July 31, 2021, the Company’s affiliate Assurant, purchased, bonds for $3,755 and other invested assets for $75,130, all at fair value, from the Company. Note 7: Reinsurance The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2021. 2021 Premiums earned: Direct $ 143,981 Assumed premiums 3,408 Ceded to affiliates (1,703) Ceded to non-affiliate (141,581) Premiums and other considerations $ 4,105 Benefits and surrender expenses: Direct $ 535,716 Assumed from non-affiliates 31,086 Ceded to affiliates (360) Ceded to non-affiliates (487,124) Benefits and surrender expenses, net of reinsurance $ 79,318 Decrease in policy reserves: Direct $ (16,028) Assumed from non-affiliates (20,172) Ceded to affiliates - Ceded to non-affiliates (17,399) Decrease in policy reserves, net of reinsurance $ (53,599) Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $656,989 as of December 31, 2021. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-37

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits segment as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019 was $2,249, $6,427, and $20,875, respectively. The Company ceded premiums of $6,374, $51,146, and $223,733 during the years ended December 31, 2021, 2020 and 2019, respectively, related to this agreement. In addition, as of December 31, 2021 and 2020, total ceded reserves related to this agreement were $429,255 and $485,428, respectively.

The Company assumed premium from IA American Life Insurance Company, a subsidiary of Assurant, of $860, $2,196, and $2,433 for the years ended December 31, 2021, 2020 and 2019, respectively, and reserves of $233,292 and $252,642 as of December 31, 2021 and December 31, 2020, respectively.

The Company entered into a reinsurance agreement with Talcott Resolution for the sale of its FFG division. The ceded reserves related to this agreement were $482,489 and $495,210 as of December 31, 2021 and 2020, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company's individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts.

The Company divested its LTC operations to John Hancock. Under this reinsurance agreement, the Company ceded $65,572, $68,581, and $71,273 of premiums to John Hancock during the years ended December 31, 2021, 2020 and 2019, respectively. The ceded reserves related to this agreement were $2,527,046 and $2,436,310, including $463,744 and $433,678 of premium deficiency reserves, in 2021 and 2020, respectively.

If in the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums for the years ended December 31:

	2020	2019
Premiums earned:		
Direct	$ 190,850	$ 357,653
Assumed premiums	2,201	3,469
Ceded premiums	(190,001)	(357,233)
Premiums and other considerations	$ 3,050	$ 3,889

F-38

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table provides the reductions in certain items in the statutory basis financial statements as a result of ceded reinsurance agreements along with reinsurance balances recoverable for the years ended December 31:

	2020
Ceded aggregate reserves	$ 3,443,072
Ceded contract claims	39,404
Ceded other policy liabilities	21,527
Reinsurance balances receivable	2,419
Total	$ 3,506,422
Ceded incurred benefits	$ 298,113

Note 8: Liability for Claim Reserves

The liability for unpaid accident and health claim and claim adjustment expenses as of December 31, 2021 was $873,169. The Company incurred $245 and paid $226 of accident and health claims and claim adjustment expenses in 2021, of which $63 of incurred claims and $109 of paid claims was attributable to insured or covered events of prior years.

Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company's annuity reserves and deposit liabilities at December 31, 2021, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

December 31, 2021	General Account	Separate Account with Guarantees	Separate Account Nonguarante	Total	% of Total
Subject to discretionary withdrawal - lump sum:					
With market value adjustment	$ -	$ 42,815	$ -	$ 42,815	4.8%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At market value	-	-	627,874	627,874	70.3%
Total with adjustment or at market value	-	42,815	627,874	670,689	75.1%
At book value with minimal or no charge adjustment	185,219	-	-	185,219	20.8%
Not subject to discretionary withdrawal	36,617	-	-	36,617	4.1%
Gross annuity reserves and deposit liabilities	221,836	42,815	627,874	892,525	100.0%
Ceded reserves	206,730	-	-	206,730	
Total net annuity reserves and deposit liabilities	$ 15,106	$ 42,815	$ 627,874	$ 685,795	

Group Annuities

F-39

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

December 31, 2021	General Account	Separate Account with Guarantees	Separate Account Nonguarante	Total	% of Total
Subject to discretionary withdrawal - lump sum:					
With market value adjustment	$ -	$ 27,006	$ -	$ 27,006	15.8%
At market value	-	-	140,474	140,474	82.1%
Total with adjustment or at market value	-	27,006	140,474	167,480	97.9%
At book value with minimal or no charge adjustment	3,681	-	-	3,681	2.1%
Gross annuity reserves and deposit liabilities	3,681	27,006	140,474	171,161	100.0%
Ceded reserves	76	-	-	76	
Total net annuity reserves and deposit liabilities	$ 3,605	$ 27,006	$ 140,474	$ 171,085	

Deposit-Type Contracts

December 31, 2021	General Account	Separate Account with Guarantees	Separate Account Nonguarante	Total	% of Total
Subject to discretionary withdrawal - lump sum:					
With market value adjustment	$ -	$ -	$ -	$ -	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%
Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	17,459	-	-	17,459	100.0%
Not subject to discretionary withdrawal	-	-	-	-	0.0%
Gross annuity reserves and deposit liabilities	17,459	-	-	17,459	100.0%
Reinsurance ceded	-	-	-	-	
Total net annuity reserves and deposit liabilities	$ 17,459	$ -	$ -	$ 17,459	

The following tables show the withdrawal characteristics of the Company's annuity reserves and deposit liabilities at December 31, 2020, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

F-40

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Individual Annuities

December 31, 2020	General Account	Separate Account with Guarantees	Separate Account Nonguarante	Total	% of Total
Subject to discretionary withdrawal - lump sum:					
With market value adjustment	$ -	$ 42,282	$ -	$ 42,282	4.9%
At book value less surrender charge of 5% or more	77	-	-	77	0.0%
At market value	-	-	585,702	585,702	68.8%
Total with adjustment or at market value	77	42,282	585,702	628,061	73.7%
At book value with minimal or no charge adjustment	189,630	-	-	189,630	22.3%
Not subject to discretionary withdrawal	34,113	-	-	34,113	4.0%
Gross annuity reserves and deposit liabilities	223,820	42,282	585,702	851,804	100.0%
Ceded reserves	207,899	-	-	207,899	
Total net annuity reserves and deposit liabilities	$ 15,921	$ 42,282	$ 585,702	$ 643,905	

Group Annuities

December 31, 2020	General Account	Separate Account with Guarantees	Separate Account Nonguarante	Total	% of Total
Subject to discretionary withdrawal - lump sum:					
With market value adjustment	$ -	$ 28,602	$ -	$ 28,602	17.5%
At market value			133,765	133,765	80.7%
Total with adjustment or at market value	-	28,602	133,765	162,367	97.7%
At book value with minimal or no charge adjustment	4,091	-	-	4,091	2.3%
Gross annuity reserves and deposit liabilities	4,091	28,602	133,765	166,458	100.0%
Ceded reserves	80	-	-	80	
Total net annuity reserves and deposit liabilities	$ 4,011	$ 28,602	$ 133,765	$ 166,378	

F-41

Deposit-Type Contracts Separate Separate General Account with Account % of December 31, 2020 Account Guarantees Nonguarante Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ - $ - $ - $ - 0.0% At book value less surrender charge of 5% or more - - - - 0.0% At fair value - - - - 0.0% Total with adjustment or at fair value - - - - 0.0% At book value with minimal or no charge adjustment 17,103 - - 17,103 100.0% Not subject to discretionary withdrawal - - - - 0.0% Gross annuity reserves and deposit liabilities 17,103 - - 17,103 100.0% Reinsurance ceded - - - - Total net annuity reserves and deposit liabilities $ 17,103 $ - $ - $ 17,103 The following table shows policy liabilities associated with the Company’s annuity products as of December 31: 2021 Annuities $ 18,711 Deposit-type contracts 17,459 Annuity reserves from the separate accounts 838,169 Total annuity reserves $ 874,339 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-42

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2021:

	General Account			Separate Account - Non-Guaranteed		
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy						
Term policies with cash	$ 51,988	$ 52,843	$ 54,441	$ -	$ -	$ -
Universal life	78,961	78,961	88,588	-	-	-
Other permanent cash life insurance	-	-	-	-	-	-
Variable universal life	106,002	105,828	109,640	1,364,063	1,364,063	1,364,063
Miscellaneous reserves	-	618,523	655,958	-	-	-
Not subject to discretionary withdrawal or no cash values:						
Term policies without	-	-	3,114	-	-	-
Accidental death benefits[1]	-	-	26	-	-	-
Disability - active lives[1]	-	-	220	-	-	-
Disability - disabled lives[1]	-	-	2,333	-	-	-
Miscellaneous reserves[1]	-	-	20,670	-	-	-
Gross reserves before reinsurance	236,951	856,155	934,990	1,364,063	1,364,063	1,364,063
Ceded reinsurance	236,951	287,934	314,825	-	-	-
Net reserves	$ -	$ 568,221	$ 620,165	$1,364,063	$1,364,063	$1,364,063

[1] Account value and cash value not applicable.

F-43

The following table shows life reserves by withdrawal characteristics at December 31, 2020: Separate Account - General Account Non-Guaranteed Account Cash Account Cash Value Value Reserve Value Value Reserve Subject to surrender Term $ 55,003 $ 56,136 $ 57,910 $ - $ - $ - Universal 82,118 82,119 90,978 - - - Other life - 142 243 - - - Variable 107,278 106,443 110,616 1,210,991 1,210,991 1,210,991 Miscellaneo - 685,675 728,861 - - - Not subject to or no cash Term - - 5,819 - - - Accidental - - 24 - - - Disability - - - 200 - - - Disability - - - 96,556 - - - Miscellaneo - - 22,109 - - - Gross reserves 244,399 930,515 1,113,318 1,210,991 1,210,991 1,210,991 Ceded reinsurance 244,399 313,042 440,283 - - - Net reserves $ - $ 617,473 $ 673,035 $1,210,991 $1,210,991 $1,210,991 1 Account value and cash value not applicable. The following table shows policy liabilities associated with the Company’s life products as of December 31: 2021 Life $ 618,280 Miscellaneous 1,885 Life reserves from the separate accounts 1,364,063 Total life insurance reserves $1,984,228 Note 10: Statutory Financial Data and Dividend Restrictions RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2021 and 2020, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC. Under applicable Kansas state insurance laws and regulations, the Company is required to maintain minimum capital and surplus of $1,200 at December 31, 2021. The Insurance Department also requires a $400 deposit for fair value of securities that must be held for the protection of all Company’s policyholders or creditors, or both. USIC is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-44

extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $30,200 in stockholder dividends in 2022 without the approval of the Insurance Department. Note 11: Commitments and Contingencies Investment Commitments The Company has the following investment commitments outstanding at December 31: 2021 2020 Mortgage loans $ 2,550 $ - Total investment commitments $ 2,550 $ - Insurance Guaranty Funds The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2021 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $4,161 and $4,200 at December 31, 2021 and 2020, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $2,638 and $2,989 as of December 31, 2021 and 2020, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period. Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows: 2021 2020 Asset recognized from paid and accrued premium tax offsets prior year-end $ 2,989 $ 3,531 Decreases: Premium tax offset applied 467 493 Accrued assessments 29 118 Total decreases 496 611 Increases: Creditable guaranty fund assessments paid 145 69 Total increases 145 69 Asset recognized from paid and accrued premium tax offsets year-end $ 2,638 $ 2,989 Due to the uncertainty of the anticipated cashflows related to invoicing of the remaining assessments from insolvencies of entities that wrote LTC contracts, the following related guaranty fund liabilities and assets at December 31, 2021 have not been discounted: UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-45

Name of Insolvency Guaranty Fund Related Assets Penn Treaty $ 2,167 $ 2,167 Others 1,994 471 Total $ 4,161 $ 2,638 Legal Matters Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable. These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company. Note 12: Unassigned Surplus Unassigned surplus at December 31 considers the accumulated balances for the following items: 2021 2020 Nonadmitted assets: Other $ (396) $ (416) Total nonadmitted assets deducted from surplus $ (396) $ (16,066) Asset valuation reserve deducted from surplus $ (6,863) $ 10,510 Deferred gain on sale of FFG 15,314 Deferred gain on reinsurance with Sun Life 9,763 Unrealized capital losses deducted from surplus (6,013) 2,172 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-46

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 13: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2021	
	Gross	Net of Loading
Ordinary new business	$ -	$ (352)
Ordinary renewal	841	841
Group Life	-	-
Accident and health	4	4
Totals	$ 845	$ 493

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 14: Separate Accounts

The general account of the Company had no separate account guarantees as of December 31, 2021.

Separate accounts held by the Company represent policyholder funds for variable annuity and variable life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include long-term bonds and short-term investments, which are carried at estimated fair value.

In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution.

The separate account assets legally insulated and not legally insulated from the general account as of December 31, 2021 are attributed to the following products/transactions:

	2021		2020	
	Legally Insulated	Separate Assets Not Legally	Legally Insulated	Separate Assets Not Legally
Individual variable annuity	$ 768,904	$ -	$ 720,173	$ -
Variable life	1,364,063	-	1,211,426	-
Modified guarantee contracts	-	79,922	-	79,922
Total assets	$ 2,132,967	$ 79,922	$ 1,931,599	$ 79,922

The Company's separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value charges are borne entirely by the policyholder.

F-47

Note 15: Subsequent Events The Company evaluated subsequent events from December 31, 2021 through April 1, 2022, the date the statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) F-48

Net investment income earned: Government bonds $ 277 Bonds exempt from U.S. tax - Other bonds (unaffiliated) 44,449 Bonds of affiliates - Preferred stocks (unaffiliated) 2,867 Preferred stocks of affiliates - Common stocks (unaffiliated) 52 Common stocks of affiliates - Mortgage loans 2,083 Real estate 4,584 Premium notes, contract loans and liens 293 Cash - Cash equivalents 2 Short-term investments - Other invested assets 898 Derivatives - Aggregate write-ins for net investment income 86 Gross net investment income $ 55,591 Real estate owned - book value less encumbrances (excluding home office) Mortgage loans - book value: Farm mortgages $ - Residential mortgages - Commercial mortgages 43,816 Total mortgage loans $ 43,816 Mortgage loans by standing - book value: Good standing $ 43,816 Good standing with restructured terms - Interest overdue more than three months, not in foreclosure - Foreclosure in process - Other long-term assets-statement value Collateral loans - Bonds and stocks of parents, subsidiaries and affiliates - book value Bonds Preferred stocks - Common stocks UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-49

Bonds and short-term investments by class and maturity: Bonds by maturity - statement value Due within one year or less $ 7,985 Over 1 year through 5 years 76,903 Over 5 years through 10 years 307,477 Over 10 years through 20 years 299,484 Over 20 years 124,125 Total by maturity $ 815,974 Bonds by class - statement value Class 1 $ 439,288 Class 2 351,124 Class 3 25,562 Class 4 - Class 5 - Class 6 - Total by class $ 815,974 Total bonds publicly traded 769,297 Total bonds privately placed 46,677 Preferred stocks - statement value 30,543 Common stocks - market value - Short-term investments - book value - Options, caps & floors - statement value - Options, caps & floors written and in force - statement value (excluding liabilities) - Collar, swap & forward agreements open - statement value - Futures contracts open - current value (excluding liabilities) - Cash (371) Cash equivalents 10,844 UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-50

Life insurance in force: Industrial $ 22,852 Ordinary 7,114,896 Group life 648,933 Amount of accidental death insurance in force under ordinary policies 92,477 Life insurance policies with disability provisions in force: Ordinary 4,129 Group life 6,711 Supplementary contracts in-force: Ordinary - not involving life contingencies: Amount on deposit 4,362 Amount of income payable - Ordinary - involving life contingencies: Amount on deposit - Amount of income payable 42 UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-51

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Annuities:		
Ordinary		
Immediate - amount of income payable		$ 4,674
Deferred - fully paid - account balance		808,676
Deferred - not fully paid - account balance		5,066
Accident and health insurance - premium in force		
Group		2,325
Credit		-
Other		95,322
Dividend accumulations - account balance		13,251
Claim payments 2021		
Group accident and health - year ended December 31		
	2021	3
	2020	98
	2019	56
	2018	44
	2017	277
	Prior	999
Other accident and health		
	2021	106
	2020	251
	2019	260
	2018	445
	2017	572
	Prior	263
Obligations under securities lending		-

F-52

UNION SECURITY INSURANCE COMPANY
Supplemental Schedules

Investment Categories	Gross Investment Holdings	Admitted Invested Reported in the Annual	
		Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):			
U.S. governments	$ 7,210	$ 7,210	0.8%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	2,414	2,414	0.3%
U.S. political subdivisions of states, territories, and possessions, guaranteed	29,643	29,643	3.2%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	51,095	51,095	5.6%
Industrial and miscellaneous	725,612	725,612	79.2%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated Bank loans	-	-	0.0%
Total long-term bonds	815,974	815,974	89.1%
Preferred stocks			
Industrial and miscellaneous (Unaffiliated)	30,543	30,543	3.3%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	30,543	30,543	3.3%
Common stocks	-	-	0.0%
Mortgage loans	43,816	43,816	4.9%
Cash, cash equivalents and short-term investments	10,473	10,473	1.1%
Contract loans	4,924	4,924	0.5%
Derivatives	310	310	0.0%
Other invested assets (Schedule BA)	10,359	10,359	1.1%
Receivable for securities	-	-	0.0%
Total invested assets	$ 916,399	$ 916,399	100.0%

F-53

1. USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R. 2. USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period. 3. USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company. 4. USIC has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R. 5. USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP. UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-54

UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-55

UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-56

UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-57

UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-58

UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-59

UNION SECURITY INSURANCE COMPANY Supplemental Schedules F-60